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                     TREMISIS ENERGY ACQUISITION CORPORATION




                                                     ______________, 2004
Coqui Capital Partners, L.P.
1775 Broadway
Suite 604
New York, New York 10019


Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Tremisis Energy Acquisition Corporation ("TEAC") and continuing until the consummation by TEAC of a "Business Combination" (as described in TEAC's IPO prospectus), Coqui Capital Partners L.P. shall make available to TEAC certain office and secretarial services as may be required by TEAC from time to time, situated at 1775 Broadway, Suite 604, New York, New York 10019. In exchange therefore, TEAC shall pay Coqui Capital Partners L.P. the sum of $3,500 per month on the Effective Date and continuing monthly thereafter.


                                          Very truly yours,


                                          TREMISIS ENERGY
                                          ACQUISITION CORPORATION




                                          By:  ________________________________
                                               Name: Lawrence S. Coben
                                               Title: Chairman of the Board

AGREED TO AND ACCEPTED BY:

COQUI CAPITAL PARTNERS L.P.


By:   _________________
      Name: Isaac Kier
      Title: General Partner